Interpublic Group

First Quarter 2010
Earnings Conference Call
April 29, 2010

Overview – First Quarter 2010

- Revenue increased 1.2%, while the organic decrease moderated to -2.9%, reflecting growing confidence in the economic recovery among clients
- Salaries & Related expense decreased 5.7% organically on lower base payroll and severance expense
- Seasonal Q1 operating loss was $59 million, compared with a loss of $82 million a year ago; operating margin was -4.4% compared with -6.2%
- E.P.S. was -$0.15 compared with -$0.16
- Balance sheet and financial flexibility remain strong, enhanced by amended $650 million revolving credit facility
- Offer to purchase up to 370,000 5.25% convertible preferred shares, paying $19.4 million annual dividends and convertible to 27.1 million common shares, to further enhance shareholder value

Reconciliation of organic change measures appear on pages 4 and 15.

Operating Performance

	Three Months Ended March 31,	
	2010	2009
Revenue	$ 1,341.3	$ 1,325.3
Salaries and Related Expenses	979.3	996.5
Office and General Expenses	421.1	410.9
Restructuring and Other Reorganization-Related Charges (Reversals)	0.3	(0.2)
Operating Loss	(59.4)	(81.9)
Interest Expense	(32.6)	(34.8)
Interest Income	6.5	12.3
Other Income, net	0.5	4.9
Loss Before Income Taxes	(85.0)	(99.5)
Benefit of Income Taxes	(15.3)	(25.4)
Equity in Net (Loss) Income of Unconsolidated Affiliates	(0.6)	0.5
Net Loss	(70.3)	(73.6)
Net Loss Attributable to Noncontrolling Interests	5.7	6.6
Net Loss Attributable to IPG	(64.6)	(67.0)
Dividends on Preferred Stock	(6.9)	(6.9)
Net Loss Available to IPG Common Stockholders	$ (71.5)	$ (73.9)
Loss per share available to IPG common stockholders - basic and diluted	$ (0.15)	$ (0.16)
Weighted-average number of common shares outstanding - basic and diluted	$ 471.3	$ 464.0

(Amounts in Millions, except per share amounts)

Revenue

		Three Months Ended $	% Change
March 31, 2009	**$**	**1,325.3**	
Total change		16.0	1.2%
Foreign currency		55.5	4.2%
Net acquisitions/(divestitures)		(1.5)	(0.1%)
Organic		(38.0)	(2.9%)
March 31, 2010	**$**	**1,341.3**	

	Three Months Ended March 31, 2010	2009	Change Total	Organic
IAN	$ 1,119.5	$ 1,114.9	0.4%	(3.8%)
CMG	$ 221.8	$ 210.4	5.4%	2.1%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation of segment revenue change on page 15.

($ in Millions)

Geographic Revenue Change

	Three Months Ended March 31, 2010	
	Total	Organic
United States	2.8%	3.0%
International	(1.0%)	(11.3%)
United Kingdom	(8.3%)	(17.5%)
Continental Europe	(7.7%)	(15.6%)
Asia Pacific	4.5%	(6.5%)
Latin America	25.6%	10.0%
All Other Markets	(0.5%)	(13.6%)
Worldwide	**1.2%**	**(2.9%)**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliation on page 15.

Organic Revenue Growth

Trailing Twelve Months


6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q1-10
(0.7%)
1.4%
(1.0%)
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%
3.8%
1.4%
(4.0%)
(9.1%)
(10.8%)
(10.4%)

See reconciliation on page 16.

Expenses

Salaries & Related

		2010		2009		Change $	Change Total	Change Organic
Three Months Ended March 31,	$	979.3	$	996.5	$	(17.2)	(1.7%)	(5.7%)
% of Revenue		*73.0%*		*75.2%*				
Three months severance	$	10.3	$	41.6	$	(31.3)	(75.2%)	
% of Revenue		*0.8%*		*3.1%*				

Office & General

		2010		2009		Change $	Change Total	Change Organic
Three Months Ended March 31,	$	421.1	$	410.9	$	10.2	2.5%	(2.4%)
% of Revenue		*31.4%*		*31.0%*				
Three months professional fees	$	28.1	$	30.8	$	(2.7)	(8.8%)	
% of Revenue		*2.1%*		*2.3%*				

See reconciliation of organic measures on page 15.

($ in Millions)

Adjusted Operating Margin



Trailing Twelve Months
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
6.7%
5.7%
6.1%
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q1-10

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 17.

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.9 billion


$800
$600
$400
$200
$0
$302 (A)
$36
$400 (B)
$200 (C)
$350
$600
2010
2011
2012
2014
2017
Face Value as of March 31, 2010

(A) In April 2010, we repurchased $21.4 aggregate principal amount of our Floating Rate Senior Unsecured Notes due 2010 that were scheduled to mature in November 2010.

(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the notes mature March 2023.

(C) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023.

($ in Millions)

Balance Sheet – Current Portion

	March 31, 2010	December 31, 2009	March 31, 2009
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,928.8	$ 2,495.2	$ 1,642.0
Marketable securities	12.7	10.9	16.5
Accounts receivable, net	3,411.5	3,756.5	3,159.1
Expenditures billable to clients	1,127.6	1,100.1	1,072.5
Other current assets	296.1	275.0	379.2
Total current assets	**$ 6,776.7**	**$ 7,637.7**	**$ 6,269.3**
CURRENT LIABILITIES:			
Accounts payable	$ 3,607.3	$ 4,003.9	$ 3,350.7
Accrued liabilities	2,265.6	2,593.1	2,111.2
Short-term borrowings	86.3	93.4	73.6
Current portion of long-term debt	215.5	215.2	253.6
Total current liabilities	**$ 6,174.7**	**$ 6,905.6**	**$ 5,789.1**

($ in Millions)

Cash Flow

	Three Months Ended March 31,	
	2010	2009
NET LOSS	$ (70)	$ (74)
OPERATING ACTIVITIES		
Depreciation & amortization	50	59
Deferred taxes	(39)	(48)
Other non-cash items	12	(3)
Change in working capital, net	(483)	(485)
Other non-current assets & liabilities	(26)	(6)
Net cash used in Operating Activities	(556)	(557)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(6)	(14)
Capital expenditures	(9)	(12)
Business & investment purchases/sales, net	30	1
Net cash provided by (used in) Investing Activities*	15	(25)
FINANCING ACTIVITIES		
Distributions to noncontrolling interests, net	(4)	(6)
Preferred stock dividends	(7)	(7)
Other	(5)	(3)
Net cash used in Financing Activities	(16)	(16)
Currency Effect	(8)	(18)
Decrease in Cash & S/T Marketable Securities	$ (565)	$ (616)

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 18.

($ in Millions)

Summary

- A stronger than expected start to the year
- Increasing signs of stabilization and growth in client marketing spend alongside client caution
- Making revenue-associated investments in our businesses while seeing the profit and margin improvements from headcount actions taken last year
- Competitiveness of our brands and expense discipline have us well-positioned as confidence in the economic recovery builds
- Strong financial resources are in place

IPG

Interpublic Group

Appendix

Depreciation and Amortization

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4				$ 37.4
Amortization of restricted stock and other non-cash compensation	13.7				13.7
Amortization of bond discounts and deferred financing costs	(1.0)				(1.0)

	2009				
	Q1	Q2	Q3	Q4	YTD 2009
Depreciation and amortization of fixed assets and intangible assets	$ 41.8	$ 42.7	$ 42.0	$ 43.4	$ 169.9
Amortization of restricted stock and other non-cash compensation	9.3	15.5	12.9	11.8	49.5
Amortization of bond discounts and deferred financing costs	7.6	6.2	(0.8)	(0.9)	12.1

($ in Millions)

Reconciliation of Organic Measures

	Three months ended March 31, 2009	Components of change during the period			Three months ended March 31, 2010	Change	
		Foreign currency	Net acquisitions/ (divestitures)	Organic		Organic	Total
Segment Revenue							
IAN	$ 1,114.9	$ 48.5	$ (1.5)	$ (42.4)	$ 1,119.5	(3.8%)	0.4%
CMG	210.4	7.0	-	4.4	221.8	2.1%	5.4%
Total	$ 1,325.3	$ 55.5	$ (1.5)	$ (38.0)	$ 1,341.3	(2.9%)	1.2%
Geographic Revenue							
United States	$ 781.4	$ -	$ (1.8)	$ 23.5	$ 803.1	3.0%	2.8%
International	543.9	55.5	0.3	(61.5)	538.2	(11.3%)	(1.0%)
United Kingdom	111.5	10.3	-	(19.5)	102.3	(17.5%)	(8.3%)
Continental Europe	194.0	16.0	(0.8)	(30.2)	179.0	(15.6%)	(7.7%)
Asia Pacific	107.8	11.0	0.8	(7.0)	112.6	(6.5%)	4.5%
Latin America	55.1	8.3	0.3	5.5	69.2	10.0%	25.6%
All Other Markets	75.5	9.9	-	(10.3)	75.1	(13.6%)	(0.5%)
Total	$ 1,325.3	$ 55.5	$ (1.5)	$ (38.0)	$ 1,341.3	(2.9%)	1.2%
Expenses							
Salaries & Related	$ 996.5	$ 40.3	$ (1.0)	$ (56.5)	$ 979.3	(5.7%)	(1.7%)
Office & General	410.9	20.1	(0.2)	(9.7)	421.1	(2.4%)	2.5%

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of change during the period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.2)	139.2	(274.8)	6,441.5
9/30/09	7,043.5	(390.1)	115.2	(640.3)	6,128.3
12/31/09	6,962.7	(251.6)	69.1	(752.6)	6,027.6
3/31/10	6,802.8	(88.2)	36.0	(707.0)	6,043.7

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9
3/31/10	363.8	5.1	-	368.9

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended March 31,	
	2010	2009
INVESTING ACTIVITIES		
Cash provided by (used in) Investing Activities per presentation	$ 15	$ (25)
Purchase, sale and maturities of short-term marketable securities, net	(2)	151
Reported cash provided by Investing Activities	$ 13	$ 126

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $335 Million 3-Year Credit Facility Covenants

Revenue by Discipline


Marketing Services
43%
57%
Advertising & Media

$ 1,341.3

March 31, 2010

YTD

Unaudited data

($ in Millions)

Salaries & Related Expenses


% of Revenue, Trailing Twelve Months
70.0%
65.0%
60.0%
65.3%
65.7%
62.8%
TTM 3/31/10
TTM 12/31/09
TTM 3/31/09

Salaries & Related Expenses (% of Revenue)

Three Months Ended March 31



Base, Benefits & Tax
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
61.7%
64.3%
Incentive Expense
6.0%
4.0%
2.0%
0.0%
4.0%
3.0%
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
0.8%
3.1%
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
3.6%
2.7%
2010
2009

"All Other Salaries & Related", not shown, was 2.9% and 2.1% for the three months ended March 31, 2010 and 2009, respectively.

Office & General Expenses


% of Revenue, Trailing Twelve Months
33.0%
31.0%
29.0%
27.0%
25.0%
28.6%
28.5%
28.7%
TTM 3/31/10
TTM 12/31/09
TTM 3/31/09

Office & General Expenses (% of Revenue)

Three Months Ended March 31


Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
2.3%
Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
9.3%
9.6%
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
4.1%
4.0%
All Other O&G
18.0%
14.0%
10.0%
6.0%
15.9%
15.1%
2010
2009

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$316 (A)
$1,942
$241
$2,506
$241
$1,772
$242 (B)
$1,771
$957
$1,659
3/31/2010
12/31/2009
9/30/2009
6/30/2009
3/31/2009
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

(A) In January 2010, we replaced the equivalent of $67 of the letters of credit outstanding under the 2008 Credit Agreement with letters of credit issued under a new letter of credit facility. In April 2010, we increased our credit facility to $650.

(B) $750.0 Credit Agreement expired on June 15, 2009.

($ in Millions)

$335 Million 3-Year Credit Facility Covenants*

Covenants as of March 31, 2010

I.	Interest Coverage Ratio (not less than):	3.75x
	Actual Interest Coverage Ratio:	4.35x
II.	Leverage Ratio (not greater than):	3.75x
	Actual Leverage Ratio:	3.32x
III.	EBITDA (not less than):	$520.0
	Actual EBITDA:	$583.8

EBITDA Reconciliation

Operating Income:	$363.8
+ Depreciation and amortization	219.3
+ Non-cash charges	0.7
EBITDA:	$583.8

Interest Expense Reconciliation

Interest Expense:	$153.4
- Interest Income	29.2
- Other	17.5
+ Preferred Stock Dividends	27.6
Net Interest Expense as defined:	$134.3

*Facility is not drawn on as of March 31, 2010.

($ in Millions)

IPG

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG